UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2010

Douglas Emmett, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-33106	20-3073047
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

808 Wilshire Boulevard, Suite 200	90401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 255-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The voting results for the matters submitted to a vote of our stockholders at our Annual Meeting of Stockholders held on May 27, 2010, which are described in detail in our proxy statement filed with the Securities and Exchange Commission on April 22, 2010, are as follows:

1.	The election of directors to serve until our 2011 annual meeting of stockholders:

	For	Withheld
Dan A. Emmett	97,718,867	3,680,022
Jordan L. Kaplan	98,802,033	2,596,856
Kenneth M. Panzer	89,221,179	12,177,710
Leslie E. Bider	85,328,320	16,070,569
Ghebre Selassie Mehreteab	100,020,278	1,378,611
Thomas E. O'Hern	98,822,675	1,576,214
Andrea L. Rich	99,972,782	1,426,107
William Wilson III	85,328,296	16,070,593

2.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year ending December 31, 2010:

For	Against	Abstain	Broker Non-Votes
106,891,320	781,739	29,340	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Douglas Emmett, Inc.

Dated: June 2, 2010	By:	/s/ WILLIAM KAMER
William Kamer
Chief Financial Officer and Secretary